EXHIBIT 10-51

                 AMENDMENT NO. ___ TO SEVERANCE AGREEMENT

     THIS AMENDMENT NO. ___ TO SEVERANCE AGREEMENT (the "Amendment"), dated as of May 1, 1998, is made and entered into by and between New York State Electric & Gas Corporation, a New York corporation (the "Company"), and _____________ (the "Executive"), and amends certain provisions of the Agreement, dated as of _____________, as amended (the "Agreement"), by and between the Company and the Executive.

     WHEREAS, the Company has become a subsidiary of Energy East
Corporation, a New York corporation ("Energy East"), on May 1,
1998 and wishes to amend the Severance Agreement in connection therewith.

     NOW THEREFORE, the parties hereto agree as follows:

     1. Except as otherwise provided herein, all references in Sections 15(E), 15(P) and 15(Q), and the first reference in the second sentence of Section 6.1 of the Agreement to "the
Company" shall be deemed to refer to Energy East.

     2. Section 6.1(C) of the Agreement is amended by adding after the words "Supplemental Executive Retirement Plan" wherever they appear in such section the words "(or any successor plan").

     3.     Section 11 of the Agreement is renumbered Section
11.1 and a new Section 11.2 is added to the Agreement to read in its entirety as follows:

     "11.2 References in this Agreement to employee benefit plans, compensation plans, incentive plans, pension plans, disability policies or similar plans, programs or arrangements of the Company include such plans, programs or arrangements of Energy East if maintained for the benefit of employees of the Company."

     4. Sections 15(E)(II) and 15(Q)(IV) of the Agreement are amended by adding after the word "Board" wherever it may appear in such sections the words "of Directors of Energy East".

     5. Section 15(E)(III) of the Agreement is amended by replacing the words "employee benefit plan of the Company," in such section with the words "employee benefit plan of Energy East or any of its subsidiaries,".

     6. Section 15(H) of the Agreement is amended by deleting the parenthetical phrase thereof.

     7.     Section 15(J) of the Agreement is amended by adding
after the words "Disability Policy for Salaried Employees" the words "(or any successor policy)".
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     8.     A new section 15(V) is added to the Agreement to read
in its entirety as follows:

      "(V)  "Energy East" shall mean Energy East Corporation, a
      New York corporation."

     9. Except as expressly modified hereby, the terms and provisions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

                                      NEW YORK STATE ELECTRIC &
                                         GAS CORPORATION



                                      By:________________________
                                      Name:
                                      Title:



                                      ___________________________
                                            (the "Executive")